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                       Consent of Independent Auditors
                       _______________________________



The Board of Directors
Airgas, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                   KPMG Peat Marwick LLP


Philadelphia, Pennsylvania
October 2, 1995

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